[EX-99.906CERT]
                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Fund as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                                              By:      /s/ Rodolphe E. Hottinger
                                                       _____________________
                                                       Rodolphe E. Hottinger
                                                       President

                                              Date:    August 17, 2004


                                              By:      /s/ Rudolf S. Millisits
                                                       _____________________
                                                       Rudolf S. Millisits
                                                       Treasurer

                                              Date:    August 17, 2004


THIS CERTIFICATE IS FURNISHED PURSUANT TO THE REQUIREMENTS OF FORM N-CSR AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION, AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT OF 1934.